EXHIBIT 10.93
                                                                   -------------

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any outstanding promissory note issued by the Company and held by you which has a maturity date prior to July 15, 2007 (the "Original Maturity Date") to an amended maturity date of July 15, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by May 7, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

May 1, 2007                              Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Charles Ballah
    -----------------------
    Charles Ballah
    May 7, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any outstanding promissory note issued by the Company and held by you which has a maturity date prior to July 15, 2007 (the "Original Maturity Date") to an amended maturity date of July 15, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by May 7, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

May 1, 2007                              Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ R.A. Lock
    -----------------------
    R.A. Lock May 7, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any outstanding promissory note issued by the Company and held by you which has a maturity date prior to July 15, 2007 (the "Original Maturity Date") to an amended maturity date of July 15, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by May 7, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

May 1, 2007                              Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Kelvyn Gardner
    ---------------------------
    Kelvyn Gardner
    May 7, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any outstanding promissory note issued by the Company and held by you which has a maturity date prior to July 15, 2007 (the "Original Maturity Date") to an amended maturity date of July 15, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by May 7, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

May 1, 2007                              Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Simon J. Munden
    -------------------------
    Simon J. Munden
    May 8, 2007

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Noteholder:

     The Company is requesting your consent to an amendment of the maturity date of any outstanding promissory note issued by the Company and held by you which has a maturity date prior to July 15, 2007 (the "Original Maturity Date") to an amended maturity date of July 15, 2007 (the "Amended Maturity Date") and waiver of any event of default relating to the non-payment of such note on the Original Maturity Date of such note with such waiver and amendment to be effective as of the Original Maturity Date (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter by May 7, 2007.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

May 1, 2007                              Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The Amended Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ Paul J. Cartmell
    --------------------------
    Paul J. Cartmell
    May 7, 2007